UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2015

SUGAR CREEK FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55170	38-3920636
(State or Other Jurisdiction) of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

28 West Broadway, Trenton, Illinois	62293
(Address of Principal Executive Offices)	(Zip Code)

(618) 224-9228
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 27, 2015, the Board of Directors of Sugar Creek Financial Corp. (the “Company”) declared a one-time cash dividend of $0.12 per share on the outstanding shares of common stock of the Company.  The dividend is payable on or about August 26, 2015, to shareholders of record as of the close of business on August 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: July 27, 2015	By: /s/ Robert J. Stroh, Jr.
Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer